Exhibit 99.1

PACKAGING CORPORATION OF AMERICA REPORTS SECOND QUARTER 2024 RESULTS

Lake Forest, IL, July 23, 2024 – Packaging Corporation of America (NYSE: PKG) today reported second quarter 2024 net income of $199 million, or $2.21 per share, and net income of $199 million, or $2.20 per share, excluding special items. Second quarter net sales were $2.1 billion in 2024 and $2.0 billion in 2023.

Diluted earnings per share attributable to Packaging Corporation of America shareholders

	Three Months Ended
	June 30,
	2024	2023	Change
Reported Diluted EPS (1)	$2.21	$2.24	$(0.04)
Special Items Expense (2)	—	0.07	(0.07)
Diluted EPS excluding Special items (1)	$2.20	$2.31	$(0.11)

(1) Amounts may not foot due to rounding.
(2) For descriptions and amounts of our special items, see the schedules with this release.

Excluding special items, the ($.11) per share decrease in second quarter 2024 earnings compared to the second quarter of 2023 was driven primarily by lower prices and mix in the Packaging segment ($.87) and Paper segment ($.07), higher operating costs ($.31), higher depreciation expense ($.03), and a higher tax rate ($.03). These items were partially offset by higher volume in the Packaging segment $.94 and Paper segment $.07, lower other converting costs $.07, lower freight and logistics expenses $.06, and lower interest expense $.06.

Results were $.13 above second quarter guidance of $2.07 per share primarily due to higher volume in the Packaging segment, lower operating and converting costs, and lower freight costs.

Financial information by segment is summarized below and in the schedules with this release.

	(dollars in millions)
	Three Months Ended
	June 30,
	2024	2023
Segment income (loss)
Packaging	$279.8	$285.8
Paper	26.7	29.1
Corporate and Other	(30.5)	(30.5)
	$276.0	$284.4

Segment income (loss) excluding special items
Packaging	$279.9	$289.7
Paper	26.1	33.5
Corporate and Other	(30.5)	(30.5)
	$275.5	$292.7

EBITDA excluding special items
Packaging	$400.0	$405.3
Paper	30.6	38.8
Corporate and Other	(26.6)	(26.6)
	$404.0	$417.5

In the Packaging segment, corrugated products shipments per day were up 9.2% over last year’s second quarter and total shipments, with one additional shipping day, were up 10.9%. Containerboard production was 1,281,000 tons, and containerboard inventory was up 16,000 tons compared to the second quarter of 2023 and up 20,000 tons versus the first quarter of 2024. In the Paper segment, sales volume was up 12% compared to the second quarter of 2023 and down (8%) versus the first quarter of 2024.

Commenting on reported results, Mark W. Kowlzan, Chairman and CEO, said, “results for the quarter reflect our strong market conditions in the Packaging segment. This drove a new all-time containerboard production record in order to service corrugated products and containerboard demand which grew stronger each month, ending with a new corrugated shipments-per-day record for the month of June. We were also able to build some inventory ahead of what we expect to be a busy second half of the year. Packaging segment prices and mix moved higher from first quarter levels as we continue to implement our announced price increases. Paper segment prices and mix as well as volume came in as expected, and the scheduled outage at our International Falls mill was managed very well. Results also reflect our constant focus on minimizing inflationary cost increases through efficiency and usage initiatives and capital project benefits throughout our mills and converting facilities.”

Mr. Kowlzan continued, “Looking ahead as we move from the second and into the third quarter, prices and mix in both our Packaging and Paper segments will move higher as we continue to implement previously announced increases along with higher containerboard export prices. Although there is one less shipping day for the corrugated business we expect shipments-per-day to continue to strengthen, potentially setting a new third quarter record, and higher containerboard volume. With current containerboard inventory below our target levels, we will also attempt to build some inventory ahead of the scheduled maintenance outage at our Deridder mill in October. Paper volume will be slightly lower primarily due to the timing of the back-to-school business received in the second quarter. Operating and converting costs should be higher primarily due to seasonal electricity usage and prices and slightly higher recycled fiber costs, with scheduled outage expenses expected to be slightly lower. Considering these items, we expect third quarter earnings of $2.45 per share.”

We present various non-GAAP financial measures in this press release, including diluted EPS excluding special items, segment income excluding special items and EBITDA excluding special items. We provide information regarding our use of non-GAAP financial measures and reconciliations of historical non-GAAP financial measures presented in this press release to the most comparable measure reported in accordance with GAAP in the schedules to this press release. We present our earnings expectation for the upcoming quarter excluding special items as special items are difficult to predict and quantify and may reflect the effect of future events. We do not currently expect any significant special items during the third quarter; however, additional special items may arise due to third quarter events.

PCA is the third largest producer of containerboard products and a leading producer of uncoated freesheet paper in North America. PCA operates eight mills and 86 corrugated products plants and related facilities.

Some of the statements in this press release are forward-looking statements. Forward-looking statements include statements about our future earnings and financial condition, expected benefits from acquisitions and restructuring activities, our industry and our business strategy. Statements that contain words such as “will”, “should”, “anticipate”, “believe”, “expect”, “intend”, “estimate”, “hope” or similar expressions, are forward-looking statements. These forward-looking statements are based on the current expectations of PCA. Because forward-looking statements involve inherent risks and uncertainties, the plans, actions and actual results of PCA could differ materially. Among the factors that could cause plans, actions and results to differ materially from PCA’s current expectations include the following: the impact of general economic conditions; conditions in the paper and packaging industries, including competition, product demand and product pricing; fluctuations in wood fiber and recycled fiber costs; fluctuations in purchased energy costs; the possibility of unplanned outages or interruptions at our principal facilities; and legislative or regulatory requirements, particularly concerning environmental matters, as well as those identified under Item 1A. Risk Factors in PCA’s Annual Report on Form 10-K for the year ended December 31, 2023, and in subsequent quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available at the SEC’s website at “www.sec.gov”.

CONTACT:

Barbara Sessions

Packaging Corporation of America

INVESTOR RELATIONS: (877) 454-2509

PCA’s Website: www.packagingcorp.com

Conference Call Information:

WHAT:	Packaging Corporation of America’s 2nd Quarter 2024 Earnings Conference Call
Conference ID: Packaging Corporation of America

WHEN:	Wednesday, July 24, 2024 at 9:00am Eastern Time

PRE-REGISTRATION:	https://dpregister.com/sreg/10184912/fb348a7e90
OR
CALL-IN NUMBER:	(833) 816-1102 (U.S.); (866) 605-3852 (Canada) or (412) 317-0684 (International)
Dial in by 8:45am Eastern Time

WEBCAST INFO:	www.packagingcorp.com

REBROADCAST DATES:	July 24, 2024 through August 7, 2024

REBROADCAST NUMBERS:	(877) 344-7529 (U.S.); (855) 669-9658 (Canada) or (412) 317-0088 (International)
Passcode: 7255107

Packaging Corporation of America

Consolidated Earnings Results

Unaudited

(dollars in millions, except per-share data)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2024		2023		2024		2023
Net sales	$2,075.3		$1,952.1		$4,054.8		$3,928.4
Cost of sales	(1,637.6)		(1,507.4)	(2)	(3,246.7)	(1)	(3,052.3)	(2)
Gross profit	437.7		444.7		808.1		876.1
Selling, general, and administrative expenses	(149.5)		(145.6)	(2)	(301.3)		(293.9)	(2)
Other expense, net	(12.2)	(1)	(14.7)	(2)	(34.8)	(1)	(27.2)	(2)
Income from operations	276.0		284.4		472.0		555.0
Non-operating pension income (expense)	1.1		(2.0)		2.2		(4.0)
Interest expense, net	(10.4)		(14.6)		(19.9)		(29.9)
Income before taxes	266.7		267.8		454.3		521.1
Provision for income taxes	(67.8)		(65.1)		(108.4)		(128.3)
Net income	$198.9		$202.7		$345.9		$392.8

Earnings per share:
Basic	$2.22		$2.25		$3.86		$4.37
Diluted	$2.21		$2.24		$3.84		$4.35

Computation of diluted earnings per share under the two class method:
Net income	$198.9	$202.7	$345.9	$392.8
Less: Distributed and undistributed income available to participating securities	(1.4)	(1.9)	(2.5)	(3.5)
Net income attributable to PCA shareholders	$197.5	$200.8	$343.4	$389.3
Diluted weighted average shares outstanding	89.5	89.5	89.5	89.5
Diluted earnings per share	$2.21	$2.24	$3.84	$4.35

Supplemental financial information:
Capital spending	$245.0	$126.4	$321.7	$238.8
Cash, cash equivalents, and marketable debt securities	$1,172.8	$629.6	$1,172.8	$629.6

(1)
The three and six months ended June 30, 2024 include the following:

a.
$0.6 million of income and $9.7 million of charges, respectively, related to the announced discontinuation of production of uncoated freesheet paper grades on the No. 3 machine at the Jackson, Alabama mill associated with the permanent conversion of the machine to produce linerboard and other paper-to-containerboard conversion related activities. The costs were recorded in “Cost of sales” and “Other expense, net”, as appropriate.

b.
$0.1 million of charges consisting of closure costs related to corrugated products facilities. For the six months ended June 30, 2024, these charges were completely offset by $0.1 million of income primarily related to a favorable lease buyout for a closed corrugated products facility during the first quarter of 2024. These items were recorded in "Cost of sales" and "Other expense, net", as appropriate.

(2)
The three and six months ended June 30, 2023 include the following:

a.
$4.4 million and $5.7 million, respectively, of charges related to the announced discontinuation of production of uncoated freesheet paper grades on the No. 3 machine at the Jackson, Alabama mill associated with the permanent conversion of the machine to produce linerboard and other paper-to-containerboard conversion related activities. The costs were recorded in “Cost of sales” and “Other expense, net”, as appropriate.

b.
$3.9 million and $13.6 million, respectively, of charges consisting of closure costs related to corrugated products facilities and design centers. These items were recorded in "Cost of sales", "Selling, general, and administrative expenses", and "Other expense, net", as appropriate.

Packaging Corporation of America

Segment Information

Unaudited

(dollars in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Segment sales
Packaging	$1,908.3	$1,790.3	$3,706.5	$3,598.9
Paper	150.1	142.8	313.9	293.7
Corporate and Other	16.9	19.0	34.4	35.8
	$2,075.3	$1,952.1	$4,054.8	$3,928.4

Segment income (loss)
Packaging	$279.8	$285.8	$483.6	$553.7
Paper	26.7	29.1	56.4	63.2
Corporate and Other	(30.5)	(30.5)	(68.0)	(61.9)
Income from operations	276.0	284.4	472.0	555.0
Non-operating pension income (expense)	1.1	(2.0)	2.2	(4.0)
Interest expense, net	(10.4)	(14.6)	(19.9)	(29.9)
Income before taxes	$266.7	$267.8	$454.3	$521.1

Segment income (loss) excluding special items (1)
Packaging	$279.9	$289.7	$487.5	$567.0
Paper	26.1	33.5	62.2	69.2
Corporate and Other	(30.5)	(30.5)	(68.0)	(61.9)
	$275.5	$292.7	$481.7	$574.3

EBITDA excluding special items (1)
Packaging	$400.0	$405.3	$726.2	$796.8
Paper	30.6	38.8	71.2	79.9
Corporate and Other	(26.6)	(26.6)	(60.2)	(54.3)
	$404.0	$417.5	$737.2	$822.4

____________

(1)
Segment income (loss) excluding special items, earnings before non-operating pension income (expense), interest, income taxes, and depreciation, amortization, and depletion (EBITDA), and EBITDA excluding special items are non-GAAP financial measures. Management excludes special items as it believes these items are not necessarily reflective of the ongoing results of operations of our business. We present these measures because they provide a means to evaluate the performance of our segments and our company on an ongoing basis using the same measures that are used by our management, because these measures assist in providing a meaningful comparison between periods presented and because these measures are frequently used by investors and other interested parties in the evaluation of companies and the performance of their segments. The tables included in "Reconciliation of Non-GAAP Financial Measures" on the following pages reconcile the non-GAAP measures with the most directly comparable GAAP measures. Any analysis of non-GAAP financial measures should be done only in conjunction with results presented in accordance with GAAP. The non-GAAP measures are not intended to be substitutes for GAAP financial measures and should not be used as such.

Packaging Corporation of America

Reconciliation of Non-GAAP Financial Measures

Unaudited

(dollars in millions)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Packaging
Segment income	$279.8	$285.8	$483.6	$553.7
Facilities closure and other costs	0.1	3.9	—	13.6
Jackson mill conversion-related activities	—	—	3.9	(0.3)
Segment income excluding special items (1)	$279.9	$289.7	$487.5	$567.0

Paper
Segment income	$26.7	$29.1	$56.4	$63.2
Jackson mill conversion-related activities	(0.6)	4.4	5.8	6.0
Segment income excluding special items (1)	$26.1	$33.5	$62.2	$69.2

Corporate and Other
Segment loss	$(30.5)	$(30.5)	$(68.0)	$(61.9)
Segment loss excluding special items (1)	$(30.5)	$(30.5)	$(68.0)	$(61.9)

Income from operations	$276.0	$284.4	$472.0	$555.0

Income from operations, excluding special items (1)	$275.5	$292.7	$481.7	$574.3

____________

(1)
See footnote (1) on page 2, for a discussion of non-GAAP financial measures.

Packaging Corporation of America

Reconciliation of Non-GAAP Financial Measures

Unaudited

(dollars in millions)

Net Income and EPS Excluding Special Items (1)

	Three Months Ended
	June 30,
	2024				2023
	Income before Taxes	Income Taxes	Net Income	Diluted EPS	Income before Taxes	Income Taxes	Net Income	Diluted EPS
As reported	$266.7	$(67.8)	$198.9	$2.21	$267.8	$(65.1)	$202.7	$2.24
Special items (2):
Jackson mill conversion-related activities	(0.6)	0.2	(0.4)	—	4.4	(1.1)	3.3	0.04
Facilities closure and other costs	0.1	—	0.1	—	3.9	(1.0)	2.9	0.03
Total special items	(0.5)	0.2	(0.3)	—	8.3	(2.1)	6.2	0.07
Excluding special items	$266.2	$(67.6)	$198.6	$ 2.20 (3)	$276.1	$(67.2)	$208.9	$2.31

	Six Months Ended
	June 30,
	2024				2023
	Income before Taxes	Income Taxes	Net Income	Diluted EPS	Income before Taxes	Income Taxes	Net Income	Diluted EPS
As reported	$454.3	$(108.4)	$345.9	$3.84	$521.1	$(128.3)	$392.8	$4.35
Special items (2):
Jackson mill conversion-related activities	9.7	(2.4)	7.3	0.08	5.7	(1.4)	4.3	0.05
Facilities closure and other costs	—	—	—	—	13.6	(3.4)	10.2	0.11
Total special items	9.7	(2.4)	7.3	0.08	19.3	(4.8)	14.5	0.16
Excluding special items	$464.0	$(110.8)	$353.2	$3.92	$540.4	$(133.1)	$407.3	$4.51

____________

(1)
Net income and earnings per share excluding special items are non-GAAP financial measures. Management excludes special items as it believes these items are not necessarily reflective of the ongoing results of operations of our business. We present these measures because they provide a means to evaluate the performance of our company on an ongoing basis using the same measures that are used by our management, because these measures assist in providing a meaningful comparison between periods presented and because these measures are frequently used by investors and other interested parties in the evaluation of companies and their performance. Any analysis of non-GAAP financial measures should be done only in conjunction with results presented in accordance with GAAP. The non-GAAP measures are not intended to be substitutes for GAAP financial measures and should not be used as such.
(2)
Pre-tax special items are tax-effected at a combined federal and state income tax rate in effect for the period the special items were recorded and this rate is adjusted for each subsequent quarter to be consistent with the estimated annual effective tax rate, in accordance with ASC 270, Interim Reporting, and ASC 740-270, Income Taxes – Intra Period Tax Allocation. For all periods presented, income taxes on pre-tax special items represent the current amount of tax. For more information related to these items, see the footnotes to the Consolidated Earnings Results on page 1.
(3)
Amount may not foot due to rounding.

Packaging Corporation of America

Reconciliation of Non-GAAP Financial Measures

Unaudited

(dollars in millions)

EBITDA and EBITDA Excluding Special Items (1)

EBITDA represents income before non-operating pension (income) expense, interest, income taxes, and depreciation, amortization, and depletion. The following table reconciles net income to EBITDA and EBITDA excluding special items:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Net income	$198.9	$202.7	$345.9	$392.8
Non-operating pension (income) expense	(1.1)	2.0	(2.2)	4.0
Interest expense, net	10.4	14.6	19.9	29.9
Provision for income taxes	67.8	65.1	108.4	128.3
Depreciation, amortization, and depletion	128.5	127.9	256.9	257.5
EBITDA (1)	$404.5	$412.3	$728.9	$812.5
Special items:
Jackson mill conversion-related activities	(0.6)	2.0	8.3	1.7
Facilities closure and other costs	0.1	3.2	—	8.2
EBITDA excluding special items (1)	$404.0	$417.5	$737.2	$822.4

____________

(1)
See footnote (1) on page 2, for a discussion of non-GAAP financial measures.

Packaging Corporation of America

Reconciliation of Non-GAAP Financial Measures

Unaudited

(dollars in millions)

The following table reconciles segment income (loss) to EBITDA excluding special items:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Packaging
Segment income	$279.8	$285.8	$483.6	$553.7
Depreciation, amortization, and depletion	120.1	116.3	238.6	235.2
EBITDA (1)	399.9	402.1	722.2	788.9
Facilities closure and other costs	0.1	3.2	—	8.2
Jackson mill conversion-related activities	—	—	4.0	(0.3)
EBITDA excluding special items (1)	$400.0	$405.3	$726.2	$796.8

Paper
Segment income	$26.7	$29.1	$56.4	$63.2
Depreciation, amortization, and depletion	4.5	7.7	10.5	14.7
EBITDA (1)	31.2	36.8	66.9	77.9
Jackson mill conversion-related activities	(0.6)	2.0	4.3	2.0
EBITDA excluding special items (1)	$30.6	$38.8	$71.2	$79.9

Corporate and Other
Segment loss	$(30.5)	$(30.5)	$(68.0)	$(61.9)
Depreciation, amortization, and depletion	3.9	3.9	7.8	7.6
EBITDA (1)	(26.6)	(26.6)	(60.2)	(54.3)
EBITDA excluding special items (1)	$(26.6)	$(26.6)	$(60.2)	$(54.3)

EBITDA excluding special items (1)	$404.0	$417.5	$737.2	$822.4

____________

(1)
See footnote (1) on page 2, for a discussion of non-GAAP financial measures.